EXHIBIT 10.3

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

COLLECTIVE RESOLUTION MEMORANDUM OF UNDERSTANDING

This COLLECTIVE RESOLUTION MEMORANDUM OF UNDERSTANDING (“MOU”), dated as of August 1, 2017 (“Effective Date”), is by and between The Boeing Company (“Boeing”), a Delaware corporation, and Spirit Aerosystems, Inc. (“Spirit”), a Delaware corporation. Boeing and Spirit sometimes are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

A.	The Parties have been in discussions regarding pricing and other terms and conditions pertaining to the 737NG, 737 MAX -7, -8, and -9, 747, 767, 777, and 787 programs (the “Programs”).

B.	The Parties wish to memorialize their agreement on these matters in this MOU, subject to negotiation and execution of definitive documentation reflecting the terms set forth below.

AGREEMENT

The Parties agree as follows:

1.
Capitalized terms. Capitalized terms used and not otherwise defined in this MOU will have the meanings ascribed thereto in SBP MS-65530-0016 (“Sustaining SBP”), SBP MS-65530-0019 (“787 SBP”), GTA BCA-65530-0016 (“Sustaining GTA”), GTA BCA-65520-0032 (“787 GTA), AA-65530-0010, 787 Interim Price Agreement MOA, AA-65520-0026, as applicable (collectively, the “Contracts”).

2.
Definitive Documentation. The Parties will negotiate and execute in good faith on or before September 29, 2017 such amendments to the Contracts and other agreements (the “Definitive Documentation”) as are necessary or desirable to implement the terms and conditions set forth in this agreement. The Definitive Documentation will supersede this MOU in its entirety.

3.
Payment Terms. Payment terms from Boeing to Spirit are [*****] for the Contracts effective no later than [*****] except as otherwise stated herein. Spirit will take commercially reasonable efforts to have supplier financing in place by [*****]. Should the Parties enter into an interim pricing period, payment terms [*****] remain in effect during interim pricing period, beginning [*****], while the Parties negotiate follow-up pricing.

4.	787 Pricing and Other Terms and Conditions.

The only adjustment made to the price previously paid for 787 line units [*****] will be a payment by Spirit to Boeing for the net amount of [*****]. This payment will be made within [*****] days following execution of the Definitive Documentation. [*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

a)	The 787 SBP Attachment 1 pricing for the applicable line units is set forth in Table 1 below:

Table 1

787 Pricing
Minor Model	LN 501 to [*****]	LN [*****]	LN [*****] to 1405
787-8	[*****]	[*****]	[*****]
787-9	[*****]	[*****]	[*****]
787-10	[*****]	[*****]	[*****]

b)	The pricing set forth in Table 1 is based upon the configuration of the applicable shipset as of July 1, 2017.

c)	Pricing for line units 1406 and beyond will be negotiated by the Parties, and the Parties will begin negotiating twenty-four (24) months prior to the scheduled delivery date for line unit 1405.

d)	[*****]

e)
The [*****] in 787 SBP Attachment 27 Section II.A will be amended to provide [*****] for 787 line units [*****]. 787 SBP Attachment 27 Section II.A will be updated to reflect 787 minor models -8, -9 and -10.

f)	Boeing will assist Spirit regarding supply chain cost reduction opportunities on the 787 program, including providing Engineering resources as enablement.

g)	Boeing will provide champion factory performance metrics for 787 section 48.

h)
Spirit will implement a 787 production rate of [*****] APM [*****] from when Boeing directs such a production increase following execution of Definitive Documentation. Boeing will pay Spirit [*****] within [*****] following issuance of such direction to increase rate. Boeing will accelerate deliveries of Boeing Furnished Material, also referred to as Partner Managed Inventory (“PMI”), as reasonably necessary to support Spirit’s start of [*****] APM.

i)
For 787 PMI, the Parties will work together in good faith to implement a scheduling and ordering method that aligns PMI delivery with the planned day of consumption as reflected in Spirit’s internal Master Schedule. Boeing and Spirit agree to work together to establish a mutually agreeable Supply Chain extract from ERP for PMI data.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

5.	737NG and 737 MAX-7, -8, and -9 Pricing and Other Terms and Conditions (excludes P-8 Fuselage).

a)
The Recurring Shipset Price for the 737 NG and 737 MAX-7, -8, and -9 aircraft from [*****] through December 31, 2022 is determined as set forth in Table 2 below. Annual discounts shall take effect for deliveries after January 1st of each year. The discounts in Table 2 are not additive / cumulative and are tied to achieving rate [*****] in [*****] and rate [*****] in [*****] and holding. In the event Boeing does not achieve and hold rate [*****], the Table 2 [*****] discount shall apply until Boeing does so. In the event Boeing achieves and holds rate [*****] but does not achieve and hold rate [*****], the Table 2 [*****] discount shall apply until Boeing does so.

H: Base Unit Price for each respective 737 NG minor model as defined in Sustaining SBP Attachment 1
A: Step down value from Table 2
B: Applicable [*****] Factor capped at [*****]
C: 737MAX -7, -8, -9 Baseline Delta price: [*****]
Table 2:

Program	[*****]	2017	2018	2019	2020	2021	2022
737 NG/MAX Annual Discount	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
737 NG Recurring Shipset Price = [*****]
737 MAX-7, -8, -9 Recurring Shipset Price = [*****]
*P-8 Recurring Shipset Pricing (excluding Fuselage) = [*****]
*For clarity, P8 base prices are not impacted by this MOU. The inclusion of the above statement is only for the purpose of showing that non-fuselage end items are subject to [*****].

b)
Pricing for 737NG and 737MAX-7, -8, -9 beyond January 1, 2023 will be negotiated by the Parties, and the Parties will begin negotiating twenty-four (24) months prior to January 1, 2023.  Such pricing will take into account market dynamics, productivity improvements and other cost reductions resulting from increases in rate above [*****] APM, if Boeing is then producing at such rates.

If the Parties are unable to reach agreement on pricing before January 1, 2023, Boeing will pay interim pricing from January 1, 2023 as follows: All pricing terms and conditions for such 737 models shall continue to apply excluding the Table 2 annual discounts set forth above.  During this interim period, the annual discounts set forth in Table 2 above will no longer apply and will be replaced as follows:

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

•	Rates at or above [*****] APM: [*****] discount (starting January 1, 2023); then [*****] discount (starting [*****])

•	Rates from [*****] APM and less than [*****] APM: [*****] discount (starting January 1, 2023); then [*****] discount (starting [*****])

•	Rates less than [*****] APM: [*****] discount (starting January 1, 2023)

For clarity, the applicable [*****] subject to the [*****] cap shall continue to be in effect during the interim payment period, and the prices shall be escalated or deescalated based on the indices set forth in SBP Section 4.1.1 as modified herein.
In addition, Boeing will pay Spirit [*****] per year escalated or deescalated according to the indices (including the weighting and timing of the indices) provided in Sustaining SBP Section 4.1.1 as modified herein.  This payment shall be made annually on [*****], starting the first year of interim pricing, or a pro rata portion of this payment will be made on or about the date of determination of pricing. These payments will not be subject to any reconcilation or retroactive adjustment.
Notwithstanding the interim pricing set forth in this Section 5(b), the Parties will use the dispute resolution process in Sustaining GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2023.
The applicable Party will reconcile the interim pricing set forth above in this Section 5(b) with the determined pricing, and pay the applicable payment on or about the date of determination of pricing.

c)
The transfer price of the [*****] provided by Boeing to Spirit pursuant to Sustaining SBP Attachment 16 will be reduced by the values set forth above in Section 5 (b) during the pricing period and during the interim pricing period if follow on pricing is not agreed by January 1, 2023.

d)
The [*****] MAX delta price in Section 5(a) above reflects all changes through MAX configuration IWS “[*****]”. All 737-8 changes after [*****] approved through ATC will be negotiated collectively by [*****]. This delta price excludes the Composite Inner Wall (CIW) price adjustment. The 737 MAX -10, -8200 and other current and future Derivatives are excluded; the Parties will negotiate a delta price separately for the MAX -10 based on the agreed-to MAX -9 configuration and price and the MAX -8200 based on the agreed-to MAX -8 configuration and price.

e)
The Parties will reconcile the pricing set forth above in this Section 5 with the interim pricing paid by Boeing to Spirit for 737NG and 737 MAX-8 shipsets between [*****] through execution of the Definitive Documentation. The applicable Parties will make applicable payments within [*****] following execution of the Definitive Documentation.

f)	[*****]

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

g)	[*****]

h)
Upon execution of the Definitive Documentation, Spirit will increase its production rate on the 737 program to [*****] and then [*****] APM in accordance with Boeing’s direction and in accordance with Sustaining SBP Section 7.5.

6.	747, 767 (excluding Tanker), and 777 Pricing.

a)	The Recurring Shipset Price for the 747, 767, and 777 aircraft from [*****] through December 31, 2022 is determined as set forth below.
H: Base Unit Price as defined in Sustaining SBP Attachment 1
B: Applicable [*****] Factor capped at [*****]
747 Recurring Shipset Price = [*****]
767 Recurring Shipset Price = [*****]
777 Recurring Shipset Price = [*****]

b)
The Recurring Shipset Price for unsold units calculated pursuant to Section 6(a) above for 777-300 ER, 200LR, and 777 Freighter is reduced at the time of delivery to Boeing by [*****], and not to exceed [*****] in the aggregate, for the number of shipsets equal to the number of unsold aircraft as of the Effective Date. Boeing to provide an initial skyline view of the unsold aircraft to Spirit as of the Effective Date, to be updated semiannually. No price reductions will occur prior to [*****].

c)
The Parties will reconcile the pricing set forth above with the interim pricing paid by Boeing to Spirit for 747, 767, and 777 shipsets between [*****] through execution of the Definitive Documentation. The applicable Party will make this payment within [*****] following execution of the Definitive Documentation.

d)	777X is excluded from this MOU.

a)	Pricing for 747, 767 (excluding Tanker), and 777 beyond January 1, 2023 will be negotiated by the Parties, and the Parties will begin negotiating twenty-four (24) months prior to January 1, 2023.

b)
At the conclusion of the pricing period, interim pricing shall be determined using the last buy pricing in 2022 as the baseline, and escalated or de-escalated based on the indices set forth in Sustaining SBP Section 4.1.1 as modified herein.

At such time as a subsequent pricing agreement has been achieved, the applicable Party will reconcile interim pricing with the agreed-upon pricing and a corresponding debit or credit as applicable will be made retroactive to the day after the end of the Pricing Period.

7.	Labor Index. All references in the Sustaining SBP to BLS Labor Index [*****] will be

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

amended to refer to BLS Labor Index [*****] (or its replacement).

8.	Material Index. All references in the Sustaining SBP to BLS Material Index [*****] will be amended to refer to BLS Material Index [*****] (or its replacement).

9.	Advanced Aerostructures. The Parties will study advanced aerostructures for future generation aircraft. To be announced publicly on a mutually agreeable basis.

10.	Supply Chain Strategy / Transfer of Work (TOW). Boeing will not unreasonably withhold, condition, or delay approvals for Spirit TOW.

11.	[*****]

12.	Expiration. This MOU will automatically expire and be null and void from its inception on September 29, 2017 if the Definitive Documentation has not then been executed.

13.	Governing Law. This MOU will be governed by the laws of the state of Washington, exclusive of Washington’s conflict of laws principles.

14.	Assignment. This MOU cannot be assigned in whole or in part without the prior written consent of Boeing.

15.
No Admission of Liability; No Precedential Value. The Parties acknowledge that this MOU reflects a compromise resolution by the Parties of certain claims and that nothing contained in this MOU constitutes or will be construed as an acknowledgement or admission of liability or absence of liability in any way on the part of the Parties, each of which expressly denies any liability or wrongdoing in connection with such claims, and the Parties agree not to issue any public statement or comment to the contrary. The Parties agree that this MOU and the

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

terms and conditions hereof, including without limitation the figures used to reach all pricing and payment figures herein, will have no precedential value and therefore will not be used in support or defense of any other claim arising from the Parties’ contracts.

16.
Confidential Treatment. The information contained herein is confidential business information. The Parties will limit the disclosure of this MOU’s contents to employees with a need to know and who understand that they are not to disclose its contents to any other person or entity without the prior written consent of the other Party. Notwithstanding the above, the Parties may file this agreement with the SEC, if legally required to do so, but must give the other Party 24 hours advance notice and seek confidential treatment as appropriate after providing such Party the opportunity to provide comments. Nothing in this section shall prevent either Party from making reasonable disclosures during the course of its earnings calls.

17.
Investigation. Each Party has made such investigation of the facts pertaining to this MOU and of all the matters pertaining hereto as it deems necessary. Each Party has read this MOU and understands its contents.

18.
Interpretation. Each Party has had the opportunity to draft, review, and edit this MOU. Accordingly, no presumption for or against either Party arising out of drafting all or any part of this MOU will be applied in any action relating to or arising from this MOU; and the Parties hereby waive the benefit of any statute or common law rule providing that in cases of uncertainty language of a contract should be interpreted against the Party who caused the uncertainty to exist.

EXECUTED as of the Effective Date by the duly authorized representatives of the Parties.

BOEING	SELLER .

The Boeing Company	Spirit AeroSystems, Inc.
Boeing Commercial Airplanes

/s/ Peter Johnson	/s/ Thomas C. Gentile III

Name: Peter Johnson	Name: Thomas C. Gentile III
Title: Director Supplier Management	Title: President and Chief Executive Officer
Date: 1 August 2017	Date: 1 August 2017